Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2015	Dec. 31, 2014
Income Taxes

11. Income Taxes

Income tax expense for the six months ended June 30, 2015 and 2014 differs from the U.S. federal statutory rate primarily due to the taxation treatment of income attributable to noncontrolling interests in Virtu Financial. These noncontrolling interests are subject to U.S. taxation as partnerships. Accordingly, the income attributable to these noncontrolling interests is reported in the condensed consolidated statements of comprehensive income, but the related U.S. income tax expense attributable to these noncontrolling interests is not reported by the Company as it is the obligation of the individual partners. Income tax expense is also affected by the differing effective tax rates in foreign, state and local jurisdictions where certain of the Company’s subsidiaries are subject to corporate taxation.

Deferred income taxes arise primarily due to the amortization of the deferred tax assets recognized in connection with the IPO (Note 13), differences in the valuation of financial assets and liabilities, and for other temporary differences arising from the deductibility of compensation and depreciation expenses in different time periods for book and income tax return purposes.

There are no expiration dates on the deferred tax assets. The provisions of ASC 740 require that carrying amounts of deferred tax assets be reduced by a valuation allowance if, based on the available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Accordingly, the need to establish valuation allowances for deferred tax assets is assessed periodically with appropriate consideration given to all positive and negative evidence related to the realization of the deferred tax assets. A valuation allowance against deferred tax assets at the balance sheet date is not considered necessary because it is more likely than not the deferred tax asset will be fully realized. There are no unrecognized tax benefits as of June 30, 2015 and December 31, 2014.

Virtu Financial, Inc.
Income Taxes

4. Income Taxes

The Company is subject to taxes at the U.S. federal statutory rate of 35%. For the year ended December 31, 2014 and for the period October 16, 2013 (Date of Inception) to December 31, 2013, the Company recognized income tax benefits of $4,744 and $0, respectively, due to current losses.

A deferred tax asset relating to the carryforward losses has been recognized in the amount of $4,744 and $0 as of December 31, 2014 and 2013, respectively. The provisions of ASC 740 require that carrying amounts of deferred tax assets be reduced by a valuation allowance if, based on the available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Accordingly, the need to establish valuation allowances for deferred tax assets is assessed periodically with appropriate consideration given to all positive and negative evidence related to the realization of the deferred tax assets. A valuation allowance against deferred tax assets at the balance sheet date is not considered necessary, because it is more likely than not the deferred tax asset will be fully realized.